                                                                    CONFIDENTIAL

                                                                  Exhibit 10.6.8

                                                          CONFIDENTIAL TREATMENT
                                    GTC Biotherapeutics, Inc. has requested that
                                the marked portions of this document be accorded
                                   confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act


                                AMENDMENT NO. 16
                                       TO
                              COOPERATION AGREEMENT

This is Amendment No. 16, effective September 6, 2000 to the Cooperation Agreement dated September 6, 1988, as subsequently amended (the "Amended Agreement") by and between Tufts University acting through its School of Veterinary Medicine ("TUSVM") and Genzyme Transgenics Corporation ("GTC").

     GTC and TUSVM hereby further amend the Amended Agreement as follows:

1.   The Further Extended Term is extended to September 5, 2001 ("Year 8").

2. The Budget for Year 8 and Proposed Budget for Year 9 of the Further Extended Term is attached hereto as Exhibit 1.

3. "Roles and Responsibilities of Dr. Sandra Ayers and Staff" is attached hereto as Exhibit II.

4. It is the intent of the Parties that a new Agreement will be negotiated between the Parties to encapsulate in one document the most current research activities and the relevant terms and conditions.

     Such an agreement will supersede all prior amendments, including this Amendment 16.

To the extent not inconsistent herewith, all of the remaining terms of the Amended Agreement shall continue in full force and effect.

TUFTS UNIVERSITY                            GENZYME TRANSGENICS CORPORATION


By:  /s/ Gerald C. Wodehouse                 By:  /s/ Carol A. Ziomek, Ph.D.
   ------------------------------------         --------------------------------
                                                  /s/ Sandra Nusinoff Lehrman
                                                --------------------------------

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                                                                    CONFIDENTIAL

                         TUFTS/GENZYME TRANSGENICS CORP.
                         Cooperative Services Agreement
                              Goat Herd Maintenance
               Project Year September 6, 2000 - September 5, 2001

 EXHIBIT I TO AMENDMENT 16: ESTIMATED BUDGET FOR HOUSING IN GOAT BARNS I AND II

                                                           YEAR 8       YEAR 9
                                                         -----------------------

                                    [****(*)]

TOTAL PROJECT COST                                        469,242      492,385

----------
(*) Confidential Treatment has been requested for the marked portion.

                                                                    CONFIDENTIAL

                                                   GENZYME TRANSGENICS
                                                   CORP 175 Crossing Boulevard
                                                   Framingham, MA 01701-9322
                                                   Tel 508-872-8400
                                                   Fax 508-370-3797

            ROLES AND RESPONSIBILITIES OF DR. SANDRA AYRES AND STAFF

Dr. Sandra Ayres will continue to serve as the Chief Veterinarian and Surgeon in charge of goats owned or used in GTC's Collaborative Program with Tufts University School of Veterinary Medicine and perform the mutually agreed duties outlined below. She will continue to supervise the husbandry staff who will provide the animal care and veterinary services also described below.

VETERINARY ACTIVITIES:

     -    Key liaison with GTC Principal Investigator, Dr. Esmail Bebhoodi

     - Health monitoring, vaccination, testing and medical treatment (i.e. provide full service veterinary care) of goats in the herd to maintain healthy goats

     -    Surgical services for embryo/oocyte collection and transfer

     -    Assistance in delivery of kids from pregnant does as required

     - Tissue collection for transgene analysis and methods evaluation and/or enhancement

     - Autopsy and necropsy activities on goats that have died or been euthanized

     - Ensure that appropriate record keeping, notebooks, IACUC approvals and procedures comply with GTC's requirements and are in compliance with TUSVM IACUC, USDA and AAALAC International guidelines where appropriate

     - Author or co-author and review manuscripts describing the data resulting from the various veterinary/collaborative activities as appropriate

     - Ensure appropriate training and supervision of staff to carry out the duties listed below

HUSBANDRY ACTIVITIES

     -    Procurement and testing of goats for addition to the herd

     -    Goat maintenance activities (feed, water, change bedding etc.)

     - Daily observations of goats to detect earliest signs of disease and parturition

     -    Hormone administration as per agreed to schedule with GTC staff

     - Heat detection, artificial insemination and breeding of goats as needed

                                                                    CONFIDENTIAL

     -    Ultrasound detection of pregnancy and/or follicular status

     -    Kidding of pregnant does

     - Milking of goats for feeding kids and sampling of milk as per GTC needs

     -    Assist GTC with or perform semen collection and freezing as required